SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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OCEAN VENTURES INC. (Name of Registrant as Specified In Its Charter)
not applicable (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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OCEAN VENTURES INC.
Suite 604 - 750 West Pender Street
Vancouver, British Columbia V6C 2T7

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON
JANUARY 25, 2002

TO THE HOLDERS OF COMMON SHARES OF OCEAN VENTURES INC.

The annual meeting of the shareholders of Ocean Ventures Inc. will be held at Suite 800, 885 West Georgia Street, Vancouver, British Columbia, on January 25, 2002, at 10:00 a.m. local time, for the purposes of:

1. setting the number of directors at five (5);

2. electing the members of our board of directors;

3. ratifying the appointment of our auditor; and

4. transacting any other business that may properly come before the meeting or any adjournment or adjournments thereof.

The record date for our annual meeting is December 13, 2001. Only shareholders of record at the close of business on December 13, 2001 are entitled to notice of, and to vote at, our annual meeting, and any adjournment or postponement of our annual meeting.

A copy of our Annual Report to Shareholders for the fiscal year ended August 31, 2001 accompanies this notice.

Our board of directors hopes that you will find it convenient to attend our annual meeting in person, but whether or not you attend, please complete, sign, date and return the enclosed Form of Proxy immediately to ensure that your common shares are represented at our annual meeting. Returning your proxy does not deprive you of the right to attend our annual meeting and vote your common shares in person.

PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors

/s/ Raymond Mol

Raymond Mol
President and Director
December 14, 2001

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
OF OCEAN VENTURES INC.
JANUARY 25, 2002

Ocean Ventures Inc.
Suite 604 - 750 West Pender Street
Vancouver, British Columbia V6C 2T7

The accompanying Form of Proxy is solicited on behalf of the board of directors of Ocean Ventures Inc., to be used at our annual meeting to be held at Suite 800, 885 West Georgia Street, Vancouver, British Columbia, on January 25, 2002, at 10:00 a.m. local time. This proxy statement, accompanying Form of Proxy, Notice of Meeting and Annual Report to Shareholders for the fiscal year ended August 31, 2001, are first being mailed to shareholders on or about December 20, 2001.

We will bear the expense of this solicitation. In addition to solicitation by use of the mails, certain of our directors, officers and regular employees may solicit the return of proxies by telephone, facsimile or other means. Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at our expense to the beneficial owners of stock held of record by such persons. Our transfer agent, CIBC Mellon Trust Company, 1066 West Hastings Street, Vancouver, British Columbia, V6E 3X1, has agreed to assist us in the tabulation of proxies and the counting of votes at our annual meeting.

All of a shareholder's common shares registered in the same name will be represented by one proxy.

WHO CAN VOTE

Only shareholders of record as of the close of business on December 13, 2001 are entitled to notice of and to vote at our annual meeting. As of December 13, 2001, there were 1,807,562 common shares in the capital of our company issued and outstanding owned by approximately 32 shareholders of record. We have no other voting securities outstanding. Each shareholder of record on December 13, 2001 is entitled to one vote for each common share held.

HOW YOU CAN VOTE

Common shares cannot be voted at our annual meeting unless the holder of record is present in person or by proxy. A shareholder may appoint a person to represent him/her at our annual meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, CIBC Mellon Trust Company, 1066 West Hastings Street, Vancouver, British Columbia (facsimile (604) 688-4301). All shareholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax, after reviewing the information contained in this proxy statement. Valid proxies will be voted at our annual meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

The common shares represented by the proxy will be voted as directed in the proxy, but if no direction is given and the proxy is validly executed, the proxy will be voted FOR setting the number of directors at five (5), FOR the election of the nominees for our board of directors set forth in this proxy statement, and FOR the appointment of our independent auditor, Amisano Hanson Chartered Accountants. If any other matters properly come before our annual meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgement.

QUORUM

A quorum of shareholders is necessary to take action at our annual meeting. A minimum of one person present in person or represented by proxy and holding at least 5% (five percent) of the outstanding common shares as at December 13, 2001 will constitute a quorum for the transaction of business at our annual meeting. However, if a quorum is not present, the shareholders present at our annual meeting have the power to adjourn the meeting until a quorum is present. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of common shares present at our annual meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING. IF YOU PLAN TO ATTEND OUR ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (CIBC MELLON TRUST COMPANY) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

REVOCATION OF PROXIES

You may revoke your proxy at any time prior to the start of our annual meeting in three ways:

1. by delivering a written notice of revocation to Richard Haderer, the Secretary of our company, at Suite 604, 750 West Pender Street, Vancouver, British Columbia, V6C 2T7;

2. by submitting a duly executed proxy bearing a later date; or

3. by attending our annual meeting and expressing the desire to vote your common shares in person (attendance at our annual meeting will not in and of itself revoke a proxy).

CURRENCY

Except where otherwise indicated, all dollar ($) amounts referred to herein are expressed in U.S. dollars.

PROPOSAL ONE - NUMBER OF DIRECTORS

Our Articles of Incorporation provide that the number of directors shall be determined by ordinary resolution of the shareholders, provided that the number of directors may be not less than three (3) or more than fifteen (15). At the annual meeting, the shareholders will be asked to approve a proposal that the number of directors be set at five (5).

The affirmative vote of a majority of the common shares represented at the annual meeting at which a quorum is present either in person or by proxy is required to fix the number of directors at five (5).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" SETTING THE NUMBER OF DIRECTORS AT FIVE (5), AS SET FORTH IN PROPOSAL ONE.

PROPOSAL TWO - ELECTION OF DIRECTORS

All of our current directors are standing for re-election at our annual meeting. Each director who is elected will serve until an annual meeting is held for the fiscal period ending August 31, 2002, until his successor has been elected and qualified, or until the director's earlier death, resignation or removal. Each nominee has consented to being named in this proxy statement and to serve if elected. We have no reason to believe that any of the nominees will be unable to serve if elected, but if any of them should become unable to serve as a director, and if our board of directors designates a substitute nominee, the persons named in the accompanying proxy will vote for the substitute nominee designated by our board of directors, unless a contrary instruction is given in the proxy.

The affirmative majority vote of the common shares represented in person or by proxy at our annual meeting is required to elect each director. Votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

NOMINEES

The persons nominated to be directors are listed below. All of the nominees are currently directors. The following information as of November 30, 2001, which has been provided by the individuals named, is submitted concerning the nominees named for election as directors:

Name	Age	Position with the Company	Date Position First Held
Raymond Mol	53	President and Director	October 31, 2000 (President) September 21, 1999 (Director)
Richard Haderer	37	Secretary and Director	November 30, 1996 (Secretary) September 16, 1999 (Director)
Gregory Burnett	40	Director	November 30, 1996
Dennis Sinclair	58	Director	September 20,1999
Jerry McKenzie	47	Director	October 31, 2000

Raymond Mol

Mr. Mol has over 20 years' experience in the teleconstruction industry. Mr. Mol was a promoter for CallDirect Capital Corp. between January and October, 1996, and was the Chief Financial Officer and founding partner of Lifestart Multimedia from April 1993 to October 1995. Mr. Mol was a director of Virtualsellers.com, Inc. between November 14, 1996 and March 15, 2000, and was re-elected as a director of Virtualsellers.com, Inc. at the annual meeting held on August 4, 2000. Mr. Mol previously acted as the Chief Operating Officer of Virtualsellers.com, Inc., as position he held until June 20, 1998. Virtualsellers.com, Inc. is a reporting company under the Securities Exchange Act 1934.

Richard Haderer

Richard Haderer was employed with the Alberta Stock Exchange from November, 1989 to July, 1992 as a Listing and Filing Assistant, and from July, 1992 to April, 1996 as a Listings Officer. Since April, 1996 he has been President of PubCo Services Inc., a consulting firm providing consulting services to public companies and companies going public. He has also acted as Assistant Secretary of Gallery Resources Limited since June, 1996 and as a director of that company since February, 2000. Mr. Haderer has been the Vice-President of First Canadian Energy Ltd. since August, 1996. He has acted as the Secretary of Ocean Ventures Inc. since November, 1996 and as director since September, 1999. Mr. Haderer is a director (since February, 1997) and the Secretary (since May, 2001) of Jackal Energy Inc., and is the Secretary (since August, 1997) and a director (since June, 2001) of Zeo-Tech Enviro Corp. He is also the Secretary of Winfield Resources Limited, a position he has held since June 1998, and has been a director of that company since February, 2000. Mr. Haderer completed the Canadian Securities Course in 1990. Previously, Mr. Haderer obtained a diploma in Business Administration, with a major in marketing from Mount Royal College, Calgary, Alberta.

Gregory Burnett

Mr. Burnett obtained a Master of Business Administration Degree in 1986 and a Bachelor of Applied Science in Civil Engineering in 1984. Since 1986, he has provided consulting services to business through his consulting firm, Carob Management Ltd., which specializes in providing due diligence services, developing business plans and structuring/managing venture capital projects. Mr. Burnett has served as the President and a director of Carob Management Ltd. since 1989. Mr. Burnett was appointed to the board of directors of Virtualsellers.com, Inc. on March 15, 2000 but did not stand for re-election at the annual meeting of Virtualsellers.com, Inc. held on August 4, 2000. He has also served as a director and officer of several companies publicly traded in Canada. Mr. Burnett was a director of PC-EPhone, Inc. from March 1999 to March 2001. PC-EPhone is a reporting company under the Securities Exchange Act of 1934 and is involved in the telecommunications industry.

Dr. Dennis Sinclair

Dr. Sinclair is the President, CEO and a director of Virtualsellers.com, Inc. He obtained his Ph.D., Economics and Sociology, M.A., Sociology and B.A., Psychology from the University of Michigan and has been an adjunct professor at various universities, including the University of Michigan, University of Southern California, University of Redlands, Pepperdine University and a full-time professor at UCLA Graduate School of Management. He has developed extensive experience in consulting to corporate clients by providing general management and corporate consulting services to many companies through his own consulting company. Dr. Sinclair has developed extensive experience in all aspects of operating, directing and managing both private and public companies through his positions as Senior Analyst and Investment Banker with H.J. Meyers Inc. (August 1995 to December 1996), an Investment Advisor with Securities America (August 1994 to August 1995), a Director of New Business Development with Validyne Engineering Corporation (August 1992 to August 1994) and his various other corporate positions prior to 1992.

Mr. Jerry McKenzie

Mr. McKenzie is the co-founder and President of Digitel Systems Inc., a privately held interconnection company established in 1984, which sells, installs and services business telephone systems and related equipment in the Vancouver - BC Lower Mainland marketplace. He has been a member of the Vancouver Executive Association since 1990.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES SET FORTH IN PROPOSAL TWO.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended August 31, 2001, our board of directors held ten (10) informal meetings and acted twelve (12) times by written consent. All actions taken by our board of directors were done so by written consent.

For the year ended August 31, 2001, the board of directors had one (1) standing committee, the audit committee. We did not have an executive committee of our board of directors during the year ended August 31, 2001.

Audit Committee

As at the date of this proxy statement, the members of our audit committee are Gregory Burnett, Dennis Sinclair and Jerry McKenzie. The audit committee is not governed by a written charter. The function of the audit committee is to review and approve the scope of audit procedures employed by our independent auditors and to review the results of our independent auditors' examination, the scope of audits, our independent auditors' opinions on the adequacy of internal controls and quality of financial reporting, and our company's accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls. The audit committee also reports to our board of directors with respect to such matters and recommends the selection of independent auditors. The audit committee met four (4) times informally during the fiscal year ended August 31, 2001. All actions taken by the audit committee were done so by written consent. Each member of the audit committee reviewed our company's unaudited financial statements for each quarter during the year ended August 31, 2001, and reviewed the audited financial statements for the year ended August 31, 2001.

Report of the Audit Committee

The Securities and Exchange Commission rules require our company to include in our proxy statement a report from the audit committee of the board. The following report concerns the audit committee's activities with respect to overseeing our company's financial reporting and auditing process. For the year ended August 31, 2001, the audit committee has:

1. reviewed and discussed the audited financial statements with our company's management;

2. discussed with the independent accountants the matters described in Statement of Accounting Standards, SAS No. 61;

3. received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants its independence; and

4. recommended to our board of directors that the audited financial statements be included in our company's Annual Report on Form 10-KSB for the period ended August 31, 2001, based on the review and discussions referred to above.

The members of our audit committee are independent, as that term is defined by Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.

AUDIT COMMITTEE

Gregory Burnett
Dennis Sinclair
Jerry McKenzie

EXECUTIVE OFFICERS

As of November 30, 2001, we have two (2) executive officers, as follows:
Name and Age of Executive Officers	Position with Our Company and Work History
Raymond Mol Age: 53

President since October 31, 2000 and Director since September 21, 1999

Raymond Mol was a promoter for CallDirect Capital Corp. between January and October, 1996, and was the Chief Financial Officer and founding partner of Lifestart Multimedia from April 1993 to October 1995. Mr. Mol was a director of Virtualsellers.com, Inc. between November 14, 1996 and March 15, 2000, and was re-elected as a director of Virtualsellers.com, Inc. at the annual meeting held on August 4, 2000. Mr. Mol previously acted as the Chief Operating Officer of Virtualsellers.com, Inc., as position he held until June 20, 1998. Virtualsellers.com, Inc. is a reporting company under the Securities Exchange Act 1934.

Richard Haderer Age: 37

Secretary since November 30, 1996

Richard Haderer was employed with the Alberta Stock Exchange from November 1989 to July 1992 as a Listing and Filing Assistant, and from July 1992 to April 1996 as a Listings Officer. Since April 1996, he has been President of PubCo Services Inc., a consulting firm providing consulting services to public companies and companies going public. He has also acted as Assistant Secretary of Gallery Resources Limited since June 1996 and as a director of that company since February 2000. Mr. Haderer has been the Vice-President of First Canadian Energy Ltd. since August 1996. He has acted as the Secretary of Ocean Ventures Inc. since November of 1996 and as director since September 1999. He is also a director of Jackal Energy Inc., a position he has held since February 1997, Secretary of Zeo-Tech Enviro Corp. since August 1997, Secretary of Winfield Resources Limited since June 1998, and a director of that company since February 2000.

BOARD REPORT ON EXECUTIVE COMPENSATION

Our company has been inactive since September, 1999, and had no serving Chief Executive Officer during the year ended August 31, 2001, although Richard Haderer acted as our company's Managing Director during the year ended August 31, 2001.

COMPENSATION OF DIRECTORS

We reimburse our directors for expenses incurred in connection with attending board meetings. During the year ended August 31, 2001, we paid consulting and management fees in the amount of CDN$1,000 per month to each of Gregory Burnett and Raymond Mol, two of our current directors.

We have no formal plan for compensating our directors for their services in their capacity as directors, although we have in the past granted our directors options to purchase common shares, and expect to continue to do so in the future. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. The board of directors may award special remuneration to any director undertaking any special services on behalf of our company other than services ordinarily required of a director. Other than as indicated in this proxy statement, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments.

During the fiscal year ended August 31, 2001, none of our directors were granted common shares and/or options to purchase common shares as compensation for serving as directors of our company.

EXECUTIVE COMPENSATION

Summary of Compensation of Executive Officers

The following table summarizes the compensation that we paid to our named executive officers during the fiscal years ended August 31, 2001, August 31, 2000 and August 31, 1999.
SUMMARY COMPENSATION TABLE
Long Term Compensation
		Annual Compensation			Awards(1)	Pay- outs
Name and Principal Position	Fiscal Year Ended	Salary(3)	Bonus(3)	Other Annual Compen- sation(2)(3)	Securities Under Options/ SAR's Granted	Restricted Shares or Restricted Share Units	LTIP Pay- outs	All Other Compen- sation
Raymond Mol(4) President	2001 2000	Nil Nil	Nil $30,000	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Richard Haderer(5) Secretary/Managing Director	2001	Nil	Nil	Nil	Nil	Nil	Nil	Nil
William J. McGinty(6) Prior President	2000 1999	Nil $58,250	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
R. John Eccles(7) Prior President	1999 1998	$13,500 $52,500	Nil Nil	Nil $10,620(8)	Nil Nil	Nil Nil	Nil Nil	Nil Nil

(1) Other than indicated below or otherwise in this proxy statement, we have not granted any restricted shares or restricted share units, stock appreciation rights or long term incentive plan payouts to the named officers and directors during the fiscal years indicated.

(2) The value of perquisites and other personal benefits, securities and property for the named officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus are not reported herein.

(3) These figures are reported in Canadian dollars.

(4) On October 31, 2000, Raymond Mol was appointed as the President of our company. There was no president between September 21, 1999 and October 31, 2000.

(5) We had no serving Chief Executive Officer during the year ended August 31, 2001; however, Richard Haderer acted as our managing director during the year ended August 31, 2001. Mr. Haderer is also our company's Secretary.

(6) On February 9, 1999, Mr. McGinty replaced John Eccles as the President. Mr. McGinty resigned as our Chief Executive Officer, President and director on September 21, 1999.

(7) Mr. Eccles resigned from his positions as President and Chief Executive Officer effective February 9, 1999, and from his position as a director effective September 21, 1999.

(8) Of this amount, $7,620 is represented by a car allowance, a portion of which is considered to be a taxable benefit.

Section 16(a) Beneficial Ownership Compliance

Among other things, Section 16(a) of the Securities Exchange Act of 1934 requires certain "reporting persons" of any issuer with any class of equity securities registered under Section 12 of the Securities Exchange Act of 1934 to file with the United States Securities and Exchange Commission reports of ownership and changes in ownership of securities of the registered class. Reporting persons consist of directors, executive officers and beneficial owners of more than 10% of the securities of the registered class. Because we are a "foreign private issuer", our insiders are exempt from the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

Options Granted to Our Named Executive Officers in the Year Ended August 31, 2001

Our named executive officers, Raymond Mol and Richard Haderer, were not granted stock options or SARs during the year ended August 31, 2001.

Value of the Options Granted to Our Named Executive Officers in the Year Ended August 31, 2001

Our named executive officers, Raymond Mol and Richard Haderer, were not granted stock options or SARs during the year ended August 31, 2001, and neither do Mr. Mol and Mr. Haderer hold any other stock options or SARs to which a value as at August 31, 2001 could be assigned.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of November 30, 2001, there were 1,807,562 of our common shares issued and outstanding. Each common share is entitled to one vote at our annual meeting. The following table sets forth, as of November 30, 2001, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each director, nominee and named executive officer, and by the directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Richard Haderer 258 25 Avenue NE Calgary, AB, T2E 1Y1	13,000 common shares	*
Gregory Burnett 604, 750 West Pender Street Vancouver, BC, V6C 2T7	7,000 common shares	*
Raymond Mol 9035 - 162A Street Surrey, BC, V4N 3L6	133,334 common shares(2)	7.38%
Jerry McKenzie 110, 10851 Sullbridge Way Richmond, BC, V6X 2W8	25,000 common shares(3)	1.38%
Dennis Sinclair Suite 903 - 94 North Harbour Drive Chicago, Illinois, 60601	Nil	Nil
CDS & Co. 25 The Esplanade P.O. Box 1038, Station A Toronto, ON M5W 1G5	1,485,919 common shares	82.22%
Directors and Executive Officers as a Group (5 persons)	178,334 common shares	9.87%

* Indicates less than 1%

(1) Based on 1,807,562 shares of common stock issued and outstanding as of November 30, 2001. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) These shares are registered to the Mol Family Trust and Raymond Mol exercises sole voting and dispositive control over such shares.

(3) These shares represent 50% of the 50,000 shares in the capital of our company held by Digitel Systems Inc., a closely held company of which Mr. McKenzie holds 50% of the issued and outstanding shares. Mr. McKenzie also acts as the trustee of a trust which owns 106,667 shares of our company but these shares have not been included in the table as Mr. McKenzie is not a beneficiary of the trust nor does Mr. McKenzie exercise voting or dispositive control over such shares.

PROPOSAL THREE - RATIFY THE APPOINTMENT OF AUDITOR

Amisano Hanson Chartered Accountants of Vancouver, British Columbia, has been selected by our board of directors to serve as our independent public accountant for the fiscal year ending August 31, 2002. Amisano Hanson has served as our auditor since 1996. It is proposed that the remuneration to be paid to the auditor be fixed by our board of directors.

A representative of Amisano Hanson is not expected to be present at our annual meeting, nor is a representative of Amisano Hanson expected to make a statement. In the event that a representative of the auditor is present at our annual meeting, he/she will have an opportunity to make a statement if he/she so desires and will be available to respond to appropriate questions.

Amisano Hanson' reports on the financial statements for the fiscal years ended August 31, 2001, 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended August 31, 2001, 2000 and 1999, there were no disagreements with Amisano Hanson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the two most recent fiscal years, there were no:

    disagreements between us and Amisano Hanson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Amisano Hanson, would have caused them to make reference to the subject matter of the disagreement or disagreements in their reports on the financial statements for such years;

    reportable events involving Amisano Hanson that would have required disclosure under Item 304(a)(1)(v) of Regulation S-K; or

    written or oral consultations between us and Amisano Hanson regarding either the specific application of accounting principles or the type of audit opinion that might be rendered on our financial statements that was considered an important factor by us in reaching a decision as to an accounting, auditing or financial reporting issue, or any matter that was the subject of a disagreement or a reportable event, that would have required disclosure under Item 304(a)(2) of Regulation S-K.

The audit committee has considered whether the provision of the services with respect to financial information systems design and implementation, and all other services provided by the auditor are compatible with maintaining the principal accountant's independence.

The affirmative vote of a majority of the common shares represented in person or by proxy at our annual meeting is required to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF AMISANO HANSON CHARTERED ACCOUNTANTS AS INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING AUGUST 31, 2002.

AUDIT FEES

The aggregate fees billed by Amisano Hanson Chartered Accountants for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-KSB for the fiscal year ended August 31, 2001 were $5,000. Amisano Hanson billed our company an aggregate of $5,980 for the review of our financial statements included in our Quarterly Reports on Form 10-QSB for the quarterly periods ended May 31, 2001, February 28, 2001 and November 30, 2000.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

For the fiscal year ended August 31, 2001, the aggregate fees billed for other non-audit professional services rendered by our principal accountant, including services such as directly or indirectly operating or supervising the operation of our company's information system, managing our local area network or implementing our hardware or software system, were $nil.

ALL OTHER FEES

For the fiscal year ended August 31, 2001, the aggregate fees billed by Amisano Hanson for other non-audit professional services, other than those services listed above, totalled $1,000.

The audit committee has considered whether the provision of services relating to "financial systems design and implementation" and "other services" is compatible with maintaining Amisano Hanson's independence.

INCLUSION OF FUTURE SHAREHOLDER PROPOSALS IN PROXY MATERIALS

All proposals of shareholders intended to be included in our proxy statement and form of proxy relating to our annual meeting of shareholders for the year ending August 31, 2002 (the "2002 Annual Meeting") must be received by our company no later than August 22, 2002 (assuming that the 2002 Annual Meeting is held on a date that is within 30 days from the date of our annual meeting of shareholders to be held on January 25, 2002). All such proposals must comply with the requirements of Regulation 14A of the Securities Exchange Act of 1934, as amended. Further, Section 131 of the Business Corporations Act (Alberta) sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders.

For any shareholder proposal that is not submitted for inclusion in our proxy statement and form of proxy relating to the 2002 Annual Meeting pursuant to the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, notice of such proposal must be received by our company no later than August 22, 2002 (assuming that the 2002 Annual Meeting is held on a date that is within 30 days from the date of our annual meeting of shareholders to be held on January 25, 2002); otherwise, we may exercise, pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, discretionary voting authority under proxies we solicit for the 2002 Annual Meeting.

All shareholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to our company at Suite 604 - 750 West Pender Street, Vancouver, British Columbia V6C 2T7 Attention: Richard Haderer, Secretary.

With respect to business to be brought before our annual meeting to be held on January 25, 2002, we have not received any notices from shareholders that we were required to include in this proxy statement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal years ended August 31, 2001 and 2000, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

Over the year ended August 31, 2001, our company incurred consulting and management fee expenses in the amount of $13,075. The consulting and management fee expenses were charged by Greg Burnett and Raymond Mol, directors of our company. Each of Greg Burnett and Raymond Mol receive CDN$1,000 per month for the services they provide to our company.

Over the year ended August 31, 2000, our company incurred consulting and management fee expenses in the amount of $61,166. The consulting and management fee expenses were charged by the previous management of our company.

INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

During the year ended August 31, 2001, no director, executive officer, senior officer, nominee for election as a director of our company or any associate of any of these persons was indebted to our company.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report to Shareholders for the year ended August 31, 2001. A copy of the Annual Report to Shareholders has been sent, or is concurrently being sent, to all shareholders of record as of December 13, 2001.

AVAILABILITY OF FORM 10-KSB

A copy of our Annual Report on Form 10-KSB for the fiscal year ended August 31, 2001, which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, will be provided without charge to any shareholder or beneficial owner of our common shares upon written request to Richard Haderer, Secretary, at Suite 604 - 750 West Pender Street, Vancouver, British Columbia V6C 2T7.

REGISTRAR AND TRANSFER AGENT

Our registrar and transfer agent is CIBC Mellon Trust Company. All completed Forms of Proxy should be returned to our registrar and transfer agent, CIBC Mellon Trust Company, 1066 West Hastings Street, Vancouver, British Columbia (facsimile (604) 688-4301).

OTHER MATTERS TO COME BEFORE THE MEETING

In addition to the matters to be voted upon by the shareholders of our common shares, we will receive and consider both the Report of the Board of Directors to the Shareholders, and the financial statements of our company for the years ended August 31, 2001, August 31, 2000, and August 31, 1999, together with the auditors report thereon. These matters do not require shareholder approval, and therefore shareholders will not be required to vote upon these matters.

Except for the above-noted matters, our board of directors does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their good judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors

/s/ Raymond Mol

Raymond Mol
President and Director

Dated: December 14, 2001

PROXY

Annual Meeting of the Shareholders of OCEAN VENTURES INC. (the "Company"), to be held at Suite 800, 885 West Georgia Street, Vancouver, British Columbia, on Friday, January 25, 2002, at 10:00 o'clock in the forenoon. This Form of Proxy is solicited on behalf of the board of directors of Ocean Ventures Inc.

Proposals (For full details of each item, please see the enclosed Notice of Meeting and Proxy Statement).

The undersigned shareholder of the Company hereby appoints RAYMOND MOL, the President and a Director of the Company, or failing this person, GREGORY BURNETT , a Director of the Company, or in the place of the foregoing,

__________________________, (Print the Name) as proxyholder for and on behalf of the shareholder with the power of substitution to attend, act and vote for and on behalf of the shareholder in respect of all matters that may properly come before the Annual Meeting of the Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned shareholder were present at the Annual Meeting, or any adjournment thereof.

The shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the shareholder as specified herein. If no choice is specified with respect to any of the matters to be acted upon, then this proxy contains discretionary authority with respect to such matters, which will be voted "FOR" Proposal 1, "FOR" the nominees listed in Proposal 2 and "FOR" Proposal 3.

			For	Against	Abstain
	1.	To set the number of directors at five (5).	_____	_____	_____
	2.	To elect the five (5) nominees below as directors, each for a one (1) year term and until their respective successors are elected and qualified.	For	Withhold
		Raymond Mol Gregory Burnett Dennis Sinclair Jerry McKenzie Richard Haderer	_____ _____ _____ _____ _____	_____ _____ _____ _____ _____
In their discretion, the persons named above are authorized to vote upon such other business as may properly come before the meeting.	3.	To ratify the appointment of Amisano Hanson Chartered Accountants as our independent auditor.	For ______	Against _____	Abstain _____

The undersigned shareholder hereby revokes any proxy previously given to attend and vote at the Annual Meeting.
SIGN HERE:
Please Print Name:		- -
Date:
THIS PROXY MAY NOT BE VALID UNLESS IT IS SIGNED AND DATED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

  This Proxy is solicited by the Management on behalf of the Board of Directors of the Company.
  This form of proxy ("Form of Proxy") may not be valid unless it is signed by the shareholder or by his attorney duly authorized by him in writing, or, in the case of a corporation, by a duly authorized officer or representative of the Company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the Form of Proxy so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Annual Meeting, must accompany the Form of Proxy.
  If this Form of Proxy is not dated in the space provided, authority is hereby given by the shareholder for the proxyholder to date this proxy on the date on which it is received by CIBC Mellon Trust Company.
  A shareholder who wishes to attend the Annual Meeting and vote on the proposals in person, may do so as follows:

    If the shareholder is registered as such on the books of the Company, simply register the shareholder's attendance with the scrutineers at the Annual Meeting.

    If the securities of a shareholder are held by a financial institution, (i) cross off the management appointees' names and insert the shareholder's name in the blank space provided; (ii) indicate a voting choice for each proposal or, alternatively, leave the choices blank if you wish not to vote until the Annual Meeting; and (iii) sign, date and return the Form of Proxy to the financial institution or its agent. At the Annual Meeting, a vote will be taken on each of the proposals set out on this Form of Proxy and the shareholder's vote will be counted at that time.

  A shareholder who is not able to attend the Annual Meeting in person but wishes to vote on the proposals, may do either of the following:

    To appoint one of the management appointees named on the Form of Proxy, leave the wording appointing a nominee as is, and simply sign, date and return the Form of Proxy. Where no choice is specified by a shareholder with respect to a proposal set out on the Form of Proxy, a management appointee acting as proxyholder will vote the securities as if the shareholder had specified an affirmative vote.

    To appoint another person, who need not be a shareholder of the Company, to vote according to the shareholder's instructions, cross off the management appointees' names and insert the shareholder's appointed proxyholder's name in the space provided, and then sign, date and return the Form of Proxy. Where no choice is specified by the shareholder with respect to a proposal set out on the Form of Proxy, this Form of Proxy confers discretionary authority upon the shareholder's appointed proxyholder.

  The securities represented by this Form of Proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any poll of a proposal that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Form of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the proposals set out on the Form of Proxy or matters which may properly come before the Annual Meeting as the proxyholder in its sole discretion sees fit.
  If a registered shareholder has returned the Form of Proxy, the shareholder may still attend the Annual Meeting and may vote in person should the shareholder later decide to do so. However, to do so, the shareholder must record his/her attendance with the scrutineers at the Annual Meeting and revoke the Form of Proxy in writing.

To be represented at the Annual Meeting, this Form of Proxy must be RECEIVED at the office of "CIBC MELLON TRUST company" by mail or by fax at least 24 hours prior to the scheduled time of the Annual Meeting or any adjournment thereof.

The mailing address of CIBC MELLON TRUST COMPANY is
1066 West Hastings Street, Vancouver, British Columbia, V6E 3X1, and its fax number is (604) 688-4301.